FRANKLIN
NEW YORK TAX-FREE
INCOME FUND

STATEMENT OF
ADDITIONAL INFORMATION
OCTOBER 1, 1995
as amended December 11, 1995

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777 1-800/DIAL BEN


Contents                                            Page

The Fund's Investment Objective
 and Policies (See also the Prospectus
 "Investment Objective and Policies
 of the Fund")                                         2

Officers and Directors............                     6

Investment Advisory and Other Services
 (See also the Prospectus "Management
 of the Fund")....................                     9

Plans of Distribution.............                    10

The Fund's Policies Regarding
 Brokers Used on Portfolio Transactions               12

Additional Information Regarding
 Fund Shares (See also the Prospectus
 "How to Buy Shares of the Fund,"
 "How to Sell Shares of the Fund,"
 "Valuation of Fund Shares")......                    13

The Fund's Underwriter............                    16

Additional Information
 Regarding Taxation (See also the
 Prospectus "Taxation of the Fund
 and Its Shareholders")...........                    16

General Information...............                    17

Financial Statements..............                    21

Appendix..........................                    21

Franklin New York Tax-Free Income Fund, Inc. (the "Fund") is a diversified, open-end management investment company. Its investment objective is to provide as high a level of dividend income which is exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Fund will seek to achieve this investment objective through investing primarily in long-term New York state municipal and public authority debt obligations. The Fund will invest in securities which have been rated in the four highest categories by nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch") or, if unrated, deemed by the Fund's investment manager to be of comparable quality to such four highest ratings categories, at the time of investment. Normally, except for temporary defensive purposes, at least 80% of the Fund's assets will be invested in tax-exempt municipal securities.

A Prospectus for the Fund dated October 1, 1995, as may be amended from time to time, provides the basic information an investor should know before investing in the Fund, and may be obtained without charge from the Fund or from its principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

As explained in the Prospectus, this Fund offers two classes of shares to its investors: Franklin New York Tax-Free Income Fund - Class I ("Class I") and Franklin New York Tax-Free Income Fund - Class II ("Class II"). This new multiclass structure allows investors to consider, among other features, the impact of front-end sales charges and distribution fees ("Rule 12b-1 fees") on their investments in this Fund.

This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide investors with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's Prospectus.

  The Fund's Investment Objective and Policies

As noted in the Prospectus, the investment objective of the Fund is to provide as high a level of dividend income to shareholders which is exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. (See "Investment Objective and Policies of the Fund" in the Prospectus.)

Although the Fund seeks to invest all of its assets in a manner designed to accomplish its objective, there may be times when market conditions limit the availability of appropriate municipal securities or, in the investment manager's opinion, there exist uncertain economic, market, political, or legal conditions which may jeopardize the value of municipal securities. For temporary defensive purposes, the Fund may invest more than 20% and up to 100% of the value of its net assets in instruments the interest on which is exempt from federal income taxes only, and the Fund may invest more than 20% of its assets (which could be up to 100%)in fixed-income obligations, the interest on which is subject to federal income tax and the Fund may invest more than 20% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from federal income taxes but not that state's personal income taxes.

Ratings

The ratings of Moody's, S&P and Fitch represent their opinions with respect to the issuers ability to pay interest and repay principal, although they do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality. On May 31, 1995, 100% of the Fund's invested assets were invested in tax-exempt securities of which 21.0% had a triple-A rating by Moody's, S&P or Fitch; 16.3% a double-A; 22.0% a single A; 34.1% a triple-B; 1.0% a double-B; and 0.9% a single-B. Securities unrated by the NRSROs represented 4.7% of the invested assets, of which 4.6% was considered by the Fund's investment manager to be comparable to a triple-A rating and 0.1% to a single-A rating. An explanation of these ratings is set forth in the Appendix hereto.

Municipal Securities

The Prospectus describes the general categories and nature of municipal securities. Discussed below are the major attributes of the various municipal and other securities in which the Fund may invest.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They are usually general obligations of the issuer.

Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. Long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

Tax-Exempt Commercial Paper typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

Municipal  Bonds,  which  meet  longer-term  capital  needs and  generally  have
maturities   of  more   than  one  year   when   issued,   have  two   principal
classifications: general obligation bonds and revenue bonds.

1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Industrial Development Revenue Bonds. These are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will purchase Industrial development revenue bonds only to the extent that the interest paid by a particular bond is tax-exempt pursuant to the Tax Reform Act of 1986, which limited the types of facilities that may be financed with tax-exempt industrial development and private activity bonds and the amounts of such bonds each state may issue.

Variable or Floating Rate Demand Notes ("VRDNs"). VRDNs are tax-exempt obligations which contain a floating or variable interest rate and a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily up to monthly, calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

When-Issued Purchases. New issues of municipal securities are offered on a when-issued basis; that is, payment for and delivery of the securities (the
"settlement date") normally takes place after the date that the offer is accepted. The purchase price and the yield that will be received on the securities are fixed at the time the buyer enters into the commitment. While the Fund will always make commitments to purchase such securities with the intention of actually acquiring the securities, it may nevertheless sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, they would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated in the Prospectus. At the time the Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by the purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities.

Municipal securities may also be sold in "stripped" form. Stripped municipal securities represent separate ownership of interest and principal payments on municipal obligations.

Callable Bonds. In the early 1980s large numbers of municipal bonds were issued with provisions which prevented their being called, typically for periods of 5 to 10 years. During the coming years that protection will end on many issues. During times of generally declining interest rates, if the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may, in fact, be called away by the issuers. Based on a number of factors, including certain portfolio management strategies used by the Fund's investment manager, the Fund believes it has reduced the risk of adverse impact on net asset value based on calls of callable bonds. The investment manager may dispose of such bonds in the years prior to their call date, if the investment manager believes such bonds are at their maximum premium potential. In pricing such bonds in the Fund's portfolio, each callable bond is marked to the market daily based on the bond's call date. Thus, the call of some or all of the Fund's callable bonds may have an impact on its net asset value. In light of the Fund's pricing policies and because the Fund follows certain amortization procedures required by the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is not expected to suffer any material adverse impact related to the value at which the Fund has carried the bonds in connection with calls of bonds purchased at a premium. Notwithstanding such policies, however, the re-investment of the proceeds of any called bond may be in bonds which pay a higher or lower rate of return than the called bonds; and as with any investment strategy, there is no guarantee that a call may not have a more substantial impact than anticipated or that the Fund's objectives will be achieved.

Certificates of Participation. As stated in the Prospectus, the Fund may also invest in municipal lease obligations primarily through Certificates of Participation ("COPs"). COPs are distinguishable from municipal debt in that the lease which is the subject of the transaction typically contains a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds.

While the risk of nonappropriation is inherent to COP financing, the Fund believes that this risk is mitigated by its policy of investing only in COPs rated within the four highest rating categories of the NRSROs, or in unrated COPs believed by the Fund's investment manager to be of comparable quality. Criteria considered by the rating agencies and the Fund's investment manager in assessing such risk include the issuing municipality's credit rating, the essentiality of the leased property to the municipality and the term of the lease compared to the useful life of the leased property. The Board of Directors has determined that COPs held in the Fund's portfolio constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated; (b) the size of the municipal securities market for the Fund, both in general and with respect to COPs; and
(c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. There is no limit as to the amount of assets which the Fund may invest in COPs.

Escrow-Secured Bonds or Defeased Bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade, interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow-secured bonds will often receive a triple-A rating from S&P and Moody's.

U.S. Government Obligations which may be owned by the Fund are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, or are issued by agencies and instrumentalities of the U.S. government and backed by the full faith and credit of the U.S. government.

Commercial Paper refers to promissory notes issued by corporations in order to finance their short-term credit needs.

There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Fund may also invest, to the extent such investments would be consistent with the foregoing objective and policies.

Timing of Securities Transactions

The Fund may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with its objective of seeking interest income while conserving capital. While short-term trading increases the portfolio turnover, the execution costs for municipal bonds are substantially less than those for equivalent dollar values of equity securities. The Fund's portfolio turnover rates are shown in the "Financial Highlights" table in the Prospectus.

Diversified Fund

As a diversified fund, the Fund is subject to the following restriction. With respect to 75% of its net assets, the Fund, except as stated below, may not purchase a security if, as a result of the investment, more than 5% of its total assets would be in the securities of any single issuer (with the exception of obligations of the U.S. government). The Fund's policy, as described in the prospectus, applies the 5% limitation to 100% of the Fund's total assets. For this purpose, each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues private activity bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio. A bond for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased"), in general, will not be treated as an obligation of the original municipality for purposes of determining issuer diversification.

Defeased bonds may be excluded from issuer diversification calculations only under the following conditions. Only U.S. government securities may be deposited into the escrow account. The deposit must be irrevocable and pledged only to the debt service of the underlying bonds, so that the deposited securities will not be subject to the claims of other creditors of the issuer, even in the case of economic defeasance. The escrow agent may not be an affiliated person of the issuer or an affiliated person of an affiliated person of the issuer within the meaning of section 2(a)(3) of the Investment Company Act of 1940 ("1940 Act"), and may not have a lien of any type on the deposited securities for payment of its fees, except with respect to excess securities. An independent certified public accountant, counsel to holders of the original bond, or other party acceptable to a nationally recognized statistical rating agency, must verify at the time of the initial deposit of securities and at the time any substitute securities are deposited into the escrow account, that the securities will satisfy all scheduled principal, interest, and any applicable premiums on the original bonds. The Fund will invest no more than 25% of its total assets in refunded bonds of the same municipal issuer.

Investment Restrictions and Policies

Restrictions - The Fund has adopted the following additional restrictions as fundamental policies, which means that they may not be changed without the approval of a majority in interest of the Fund's shares. The Fund may not:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.

 2. Buy any securities on "margin" or sell any securities "short."

 3. Lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

 6. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors or investment adviser, own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

 7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.

 8. Invest in commodities and commodity contracts, "puts," "calls," "straddles," "spreads" or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.

 9. Invest in companies for the purpose of exercising control or management.

 10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin New York Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

 11. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

 12. Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

With respect to the limits set forth in Restrictions (1) and (3) above, it should be noted that the Fund has not in the past, nor does it intend in the future, to engage in either of those investment techniques to any extent.

In order to change any of the foregoing restrictions, or any other fundamental policies listed in the Prospectus, approval must be obtained from the Fund's shareholders. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the Fund's voting securities present at a meeting if the holders of more than 50% of the Fund's voting securities are represented at that meeting or (ii) more than 50% of the Fund's outstanding voting securities.

In response to state requirements:

(1) the Fund will not invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development;

(2) the Fund may not invest in warrants (valued at the lower of cost or market) in excess of 5.0% of the value of the Fund's net assets. No more than 2.0% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Officers and Directors

The Board of Directors has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The directors, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and directors and their principal occupations for the past five years are listed below. Directors who are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), are indicated by an asterisk (*).


                            Positions and Office      Principal Occupations
Name, Age and Address          with the Fund        During the Past Five Years


Harris J. Ashton (63)             Director
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company), and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (63)          Director
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (62)          Chairman
777 Mariners Island Blvd.       of the Board
San Mateo, CA 94404.            and Director

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)      President
777 Mariners Island Blvd.        and Director
San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (67)            Director
8212 Burning Tree Road
Bethesda, MD 20817

Chairman,  White  River  Corporation  (information  services);   Director,  Fund
American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers,

Brian E. Lorenz (56)              Secretary
One North Lexington Avenue
White Plains, New York 10001-1700

Attorney, member of the law firm of Bleakley Platt & Schmidt; officer of three of the investment companies in the Franklin Group of Funds

Martin L. Flanagan (35)           Vice President
777 Mariners Island Blvd.           and Chief
San Mateo, CA 94404              Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Harmon E. Burns (50)              Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

John Pinkham (66)                 Vice President
16 South Main Street
Norwalk, CT 06854

Vice President of Franklin Advisers, Inc. in portfolio management capacities.

Kenneth V. Domingues (63)         Vice President -
777 Mariners Island Blvd.       Financial Reporting
San Mateo, CA 94404               and Accounting
                                    Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and Officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Deborah R. Gatzek (47)            Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Diomedes  Loo-Tam (56)            Treasurer and
777 Mariners Island Blvd.      Principal Accounting
San Mateo, CA 94404                 Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

The preceding table indicates those officers and directors who are also affiliated persons of Distributors and Advisers. Directors not affiliated with the investment manager ("nonaffiliated directors") are currently paid fees of $800.00 per month plus $800.00 per meeting attended. As indicated above, certain of the Fund's nonaffiliated directors also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated directors by the Fund and by other funds in the Franklin Templeton Group of Funds.

                                                                                     Number of Boards
                                                              Total Fees             in the Franklin
                                            Total Fees     Received from the         Templeton Group
                                            Received       Franklin Templeton       of Funds on which
Name                                        from Fund*      Group of Funds**          Each Serves***

Harris J. Ashton......................       $19,200           $318,125                   56

S. Joseph Fortunato...................       $19,200           $334,265                   58

Gordon S. Macklin.....................       $19,200           $301,885                   53

*For the fiscal year ended May 31, 1995.
**For the calendar year ended December 31, 1994.
***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162
U.S.-based funds or series.

Nonaffiliated directors are also reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. Legal fees and expense reimbursements of $27,791 were paid during the fiscal year ended May 31, 1995, to the law firm of which Mr. Lorenz is a partner, and which acts as counsel to the Fund. No officer or director received any other compensation directly from the Fund. Certain officers or directors who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning director compensation and expenses, please see the Fund's Annual Report to Shareholders.

As of July 5, 1995, the directors and officers, as a group, owned of record and beneficially approximately 20,256 shares, or less than 1% of the total outstanding shares of the Fund. Many of the Fund's directors also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding common stock.

Investment Advisory and Other Services

The investment manager of the Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services.

Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The Manager's activities are subject to the review and supervision of the Fund's Board of Directors to whom the Manager renders periodic reports of the Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

The Statement of Operations in the financial statements included in the Annual Report to Shareholders dated May 31, 1995, has details of these expenses.

Pursuant to the management agreement, the Fund is obligated to pay the Manager a fee computed at the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of the Fund in excess of $100 million up to $250 million; 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million up to $10 billion; 11/300 of 1% (approximately 44/100 of 1% per year) of net assets of the Fund in excess of $10 billion up to $12.5 billion; 7/200 of 1% (approximately 42/100 of 1% per year) of net assets of the Fund in excess of $12.5 billion up to $15 billion; 1/30 of 1% (approximately 40/100 of 1% per year) of net assets of the Fund in excess of $15 billion up to $17.5 billion; 19/600 of 1% (approximately 38/100 of 1% per year) of net assets of the Fund in excess of $ 17.5 billion up to $20 billion; and 3/100 of 1% (approximately 36/100 of 1% per year) of net assets of the Fund in excess of $20 billion.

Management fees for the fiscal years ended May 31, 1993, 1994 and 1995 were $18,100,051, $21,149,935, and $20,769,558 respectively.

The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the Fund, 2% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state limitation requirements.

The management agreement is in effect until July 31, 1996. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Fund's Board of Directors or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's directors who are not parties to the management agreement or interested persons of any such party (other than as directors of the Fund), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Fund or by the Manager on 30 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund or account. The Manager may give advice and take action with respect to any of the other funds and accounts which it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Fund. Similarly, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling, with respect to the Fund, any security which the Manager and "access persons" as defined in SEC Rule 17(j) under the 1940 Act, may purchase or sell for its or their own account(s) or for the accounts of any other fund or account; or from investing in securities held by the Fund or other funds or accounts which it manages or administers. Of course, any transactions for the accounts of the Manager and other "access persons" will be made in compliance with the Fund's Code of Ethics.

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed rate fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended May 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders dated May 31, 1995.

Plans of Distribution

Each class of the Fund has adopted a Distribution Plan ("Class I Plan" and "Class II Plan," respectively, or "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act.

The Class I Plan

Pursuant to the Class I Plan, the Fund may pay up to a maximum of 0.10% per annum of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares. In implementing the Class I Plan, the Board of Directors determined that the annual fees payable thereunder will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the Fund that were acquired by investors on or after May 1, 1994, and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the Fund that were acquired before May 1, 1994. Such fees will be paid to the current securities dealer of record on the shareholder's account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.01% will be paid to Distributors under the Plan. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Plan, such as advertising.

The fee is a Class I expense, so that all Class I shareholders, regardless of when they purchased their shares will bear Rule 12b-1 expenses at the same rate. That rate initially will be at least 0.06% (0.05% plus 0.01%) of Class I's average daily net assets and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994 increases in relation to outstanding Class I shares, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I Plan, the Class I Plan permits the Fund's directors to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the Fund's Board of Directors would be required to change the calculation of the payments to be made under the Class I Plan.

Pursuant to the Class I Plan, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of Class I shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Class I shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The Class II Plan

Under the Class II Plan, the Fund pays to Distributors annual distribution fees, payable quarterly, of up to 0.50% of Class II's average daily net assets. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the Class. All expenses of distribution and marketing over that amount will be borne by Distributors, or others who have incurred them, without reimbursement by the Fund. In addition to this amount, under the Class II Plan, the Fund shall pay up to 0.15% per annum, payable quarterly, of Class II's average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, and similar activities related to furnishing personal services and maintaining shareholder accounts. Distributors may pay the securities dealer, from its own resources, a commission of up to 1% of the amount invested at the time of investment.

In General

In addition to the payments to which Distributors or others are entitled under the Plans, the Plans also provide that to the extent the Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of each class of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plans.

In no event shall the aggregate asset-based sales charges which include payments made under a Plan, plus any other payments deemed to be made pursuant to a Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III, Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not be entitled to participate in the Plans to the extent that applicable federal law prohibits certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Fund, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Fund may be required to register as dealers pursuant to state law.

The Plans have been approved in accordance with the provisions of Rule 12b-1. The Plans are effective through July 31, 1996, and are renewable annually by a vote of the Fund's Board of Directors, including a majority vote of the directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such directors be done by the non-interested directors. The Plans and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested directors on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager, by vote of a majority of the Fund's outstanding shares or, with respect to the Class I Plan, by any act that constitutes an assignment of the underwriting agreement. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

With respect to a Plan, the Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of such class of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested directors, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board of Directors at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board of Directors with such other information as may reasonably be requested in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

For the fiscal year ended May 31, 1995 the total amounts paid by the fund pursuant to the Plans for Class I and Class II shares were $2,799,576 and $303, respectively, which were used for the following purposes:

                                        Dollar
                                        Amount
                                       --------

Payments to Dealers........           $2,347,359

Advertising................           $  199,773

Printing and mailing of
 prospectuses to other than
 current shareholders......           $  128,095

Payments to underwriters...           $  124,652

The Fund's Policies Regarding
Brokers Used on Portfolio Transactions

Since most purchases made by the Fund are principal transactions that involve the receipt by the broker of a spread between the bid and ask prices for the securities and not commissions, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. As a general rule, the Fund does not purchase bonds in underwritings where it is not given any choice, or only limited choice, in the designation of dealers to receive the commission. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services rendered by such dealers in the execution of orders. It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research data in their investment advisory capacities with other clients. Provided that the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the past three fiscal years ended May 31, 1995, the Fund paid no brokerage commissions.

As of May 31, 1995, The Fund did not own any securities of its regular broker-dealers.

Additional Information Regarding Fund Shares

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to a shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges (see the Prospectus "Exchange Privilege"), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the Fund into which the Fund's shareholders are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange for shares of any of the investment companies will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request by the shareholder to change the dividend option and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may impose a $10 charge for each returned item, against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.

The Fund may deduct from a shareholder's account the costs of its efforts to locate a shareholder if mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate of Distributors, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Fund may be  offered to  investors  in Taiwan  through  securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares of the Fund will be offered with the following schedule of sales charges:

                                               Sales
Size of Purchase in U.S. Dollars               Charge
------------------------------------------------------
Up to $100,000..................                 3%

$100,000 to $1,000,000..........                 2%

Over $1,000,000.................                 1%

Purchases and Redemptions Through Securities Dealers

Orders for the purchase of shares of the Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.

Special Net Asset Value
Purchases - Class I Shares

As discussed in the Prospectus under "How to Buy Shares of the Fund Description of Special Net asset Value Purchases," certain categories of investors may purchase Class I shares of the Fund without a front-end sales charge ("net asset value") or a contingent deferred sales charge. Either Distributors or its affiliates may make a payment, out of its own resources, to securities dealer who initiate and are responsible for such purchases, as indicated below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event of investor redemptions made within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or its affiliates, and the securities dealer.

With respect to purchases made at net asset value by certain trust companies and trust departments of banks, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

Letter of Intent. An investor may qualify for a reduced sales charge on the purchase of shares of the Fund, as described in the Prospectus. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent ("Letter") section completed, may be filed with the Fund. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. The shareholder's holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. An investor who executes a Letter prior to a change in the sales charge structure for the Fund will be entitled to complete the Letter at the lower of (i) the new sales charge structure; or (ii) the sales charge structure in effect at the time the Letter was filed with the Fund.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in the investor's name. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in the name of the investor or delivered to the investor or the investor's order. If the total purchases, less redemptions, exceed the amount specified under the Letter and equal an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the reserved shares held for the investor's account will be deposited to an account in the name of the investor or delivered to the investor or to the investor's order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to the investor.

General

Redemptions will be made in cash at the net asset value per share next determined after receipt by the Fund of a redemption request in proper form, including all share certificates, share assignments, signature guarantees and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Fund will make payment for all redemptions within seven days after receipt of such redemption request in proper form. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets that the Fund usually utilizes is restricted or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of such Fund's investments or the determination of such Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC may permit by order for the protection of investors. Also, the Fund will not mail redemption proceeds until checks received for the shares purchased have cleared.

Redemptions in Kind

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the directors reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind; however, should it happen, shareholders may not be able to timely recover their investment and may also incur brokerage costs in selling such securities.

Redemptions by the Fund

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half of the initial minimum investment required for that shareholder, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $50 or more. In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $100.

Calculation of Net Asset Value

As noted in the Prospectus, the Fund generally calculates net asset value of each class as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's portfolio securities are valued as stated in the Prospectus. Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of each class are determined as of such times. Occasionally, events affecting the values of such securities may occur between the time at which they are determined and the scheduled closing of the Exchange which will not be reflected in the computation of net asset value of the each class. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Directors.

Reinvestment Date

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the shares acquired.

Reports to Shareholders

The Fund sends annual and semi annual reports to its shareholders regarding the Fund's performance and its portfolio holdings. Shareholders who would like to receive an interim quarterly report may phone Fund Information at 1-800/DIAL BEN.

Special Services

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions, which maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping, operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.

The Fund's Underwriter

Pursuant to an underwriting agreement in effect until July 31, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Fund's Board of Directors, or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's directors who are not parties to the underwriting agreement or interested persons of any such party (other than as directors of the Fund), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, income dividends for Class I shares were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, such reinvestment is at net asset value.

In  connection  with  the  offering  of  the  shares,   aggregate   underwriting
commissions for the fiscal years ended May 31, 1993, 1994 and 1995 were $26,371,833, $24,747,692, and $13,734,072 respectively. After payments to dealers, Distributors retained $1,840,740, $1,876,562, and $794,358 for the respective periods. Distributors may be entitled to reimbursement under the distribution plan relating to Class I shares as discussed in "Plans of Distribution". Except as noted, Distributors received no other compensation from the Fund with respect to the Class I shares for acting as underwriter.

Additional Information Regarding Taxation

As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, to the alternative minimum tax on a portion of its tax-exempt income, and distributions (including its tax-exempt interest dividends) to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Group of Funds (defined under "How To Buy Shares of the Fund")and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of fund shares.

Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Fund for the fiscal year ended May 31, 1995 qualified for this deduction and it is not anticipated that any of the current year's dividends will so qualify.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA/FNMA securities and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. While it is not the primary investment objective of this Fund to invest in such obligations, the Fund is authorized to so invest for temporary or defensive purposes. To the extent that such investments are made, the Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment at the end of each calendar year. Shareholders should then consult with their own tax advisors with respect to the application of their state and local laws to these distributions and on the application of other state and local laws on distributions and redemption proceeds received from the Fund.

Persons who are defined in the Code as "substantial users" (or related persons) of facilities financed by private activity bonds should consult with their tax advisors before purchasing shares of the Fund.

General Information

Performance

As noted in the Prospectus, each class may from time to time quote various performance figures to illustrate its past performance. Each class also may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a class be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by a class are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the classes to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period, and the deduction of all applicable charges and fees. If a change is made in the sales charge structure, historical performance information will be restated to reflect the maximum sales charge currently in effect.

In considering the quotations of total return by the Fund, investors should remember that the maximum front-end sales charge reflected in each quotation is a one-time fee (charged on all direct purchases) which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of an investment will be affected less by this charge the longer an investor retains the investment in the Fund. The average annual compounded rates of return for the Class I shares of the Fund for the one-year, five-year and ten-year periods ended on May 31, 1995 were 2.55%, 7.82% and 8.71%, respectively.

These figures were calculated according to the SEC formula:

                                 P(1+T)n = ERV

where:

P   = a hypothetical initial payment of $1,000

T   = average annual total return

n =   number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five-, or ten-year periods

As discussed in the Prospectus, each class may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period rather than its average return over one-, five- and ten-year periods, or fractional portion thereof. The total rates of return for the Class I shares of the Fund for the one-, five-, and ten-year periods ended on May 31, 1995 were 2.55%, 43.68% and 130.55%, respectively. The total rate of return for the Class II shares of the fund since inception (May 1, 1995) is 0.51%.

Yield

Current yield reflects the income per share earned by the Fund's portfolio investments.

Current yield for each class is determined by dividing the net investment income per share earned by the class during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period. The yield for Class I shares for the 30-day period ended on the date of the audited financial statements included herein was 5.15%. The yield for Class II shares for the 30-day period ended on May 31, 1995 was 4.93%.

This figure was obtained using the following SEC formula:

                          Yield = 2 [( a-b + 1 )6 - 1]
                                       cd

where:

a   = dividends and interest earned during the period

b   = expenses accrued for the period

c   = the average daily number of shares outstanding during the period that were entitled to receive dividends

d   = the maximum offering price per share on the last day of the period

Tax Equivalent Yield

The Fund may also quote a tax equivalent yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined federal, state and New York City income tax rate (and adding the product to that portion of the yield of the Fund that is not tax-exempt, if any). The tax equivalent yield for the Class I shares of the Fund for the 30-day period ended on the date of the financial statements included herein was 9.70%. The tax equivalent yield for the Class II shares of the Fund for the 30-day period ended on the date of the financial statements included herein was 9.28%. The advertised tax-equivalent yield will reflect the most current federal, New York state and New York City tax rates available to the Fund.

As of the date of this SAI, the state, the combined state and federal, and the combined effective New York City, state and federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 7.6%, 44.2% and 46.9%, respectively. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. The Fund expects updates may be necessary as tax rates are changed by federal, state and local governments. The advantage of tax-free investments, such as the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

Quotations of taxable equivalent yield by the Fund in advertisements may reflect assumed rates of return which are not intended to represent historical or current distribution rates or yields. Such quotations will be used in sales literature, such as Franklin's Tax-Free Yield Calculator, to illustrate the general principle of the impact taxes have on rates of return or to show the taxable rate of return that would be needed to match a tax-free rate of return.

Current Distribution Rate

Current yield and tax equivalent yield which are calculated according to a formula prescribed by the SEC are not indicative of the amounts which were or will be paid a class' shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate equivalent to the class' current distribution rate (calculated as indicated above). The advertised taxable equivalent distribution rate will reflect the most current federal, New York state and New York City tax rates available to the Fund. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time.

The current distribution rate and the current tax-equivalent distribution rate for Class I shares for the 12-month period ended on May 31,1995 was 6.16% and 11.60%, respectively. And for Class II shares 5.77% and 10.87% respectively.

Volatility

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to the total market as represented by an index considered representative of the municipal bond market. One measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Other Performance Quotations

With respect to those categories of investors who are permitted to purchase Class I shares at net asset value, sales literature pertaining to such class may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds and classes belonging to the Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Comparisons

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of Fund and class performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Salomon Brothers Broad Bond Index or its component indices - The Broad Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

c) Smith Barney, Shearson Donoghue's Money Fund Report Industry averages for 7-day annualized and compounded yields of taxable, tax-free and government money funds.

d) Lehman Brothers Municipal Bond Index (LBMBI) or its component indices LBMBI measures yield, price and total return for the municipal bond market.

e) Bond Buyer's 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

f) Bond Buyer's 30-Bond Index - an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

g) Bond Buyer's Municipal Bond Index - an index based on the yields of 40 long-term, tax-exempt municipal bonds. Designed to be the basis for the Municipal Bond Index futures contract.

h) Bond Buyer's 40 Average Dollar Price - a simple average of the current average dollar bid prices of the 40 bonds in the Bond Buyer's Municipal Bond Index.

i) Mutual Fund Sourcebook, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

j) Financial publications: The Wall Street Journal and Business Week, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

k) Salomon Brothers Composite High Yield Index or its component indices - The High Yield Index measures yield, price and total return for Long-Term High-Yield Index, Intermediate-Term High-Yield Index, Long-Term Utility High-Yield Index.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg, L.P.

m) Lipper - Mutual Fund Performance Analysis; Lipper - Fixed Income Fund Performance Analysis; and Lipper Mutual Fund Yield Report - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication. Advertisements or information may also compare the Fund's or class' performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

Miscellaneous Information

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $130 billion in assets under management for more than 3.9 million U.S.-based mutual fund shareholders and other accounts and offers to the public 114 U.S.-based mutual funds. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $40 billion in municipal bond assets for over half a million investors.

The Dalbar Surveys, Inc. broker/dealer survey has ranked Franklin number one in service quality for five of the past seven years.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1994, taxes could cost as much as $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1994.) Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide an investor with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

According to Research and Ratings Review, Volume II, dated February 28, 1994, Franklin's municipal research team ranked 2 out of 1,000 investment advisory firms surveyed by TMS Holdings, Inc. As of November 14, 1994, this ranking was unchanged. Also according to the May 31, 1995, report published by Lipper Analytical Services, Inc., the Fund is still the largest New York municipal bond fund in existence.

From time to time, advertisements or sales material issued by the Fund may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit, research and public education organization. The report illustrates, among other things, the amount of time, on an annual basis, the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

At Franklin, our objective is to offer tax-free funds through a professionally managed portfolio of tax-free securities selected for attractiveness based on their yield, quality and maturity. No matter where you live, you'll have the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects.

Franklin tax-free funds can be a way to participate in a portfolio of municipal securities with the added advantage of tax-free compounding, when you reinvest your dividends. As time passes, your investment can grow more rapidly than similar taxable investments.

Access persons of the Franklin Templeton Group, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Financial Statements

The audited financial statements contained in the Annual Report to Shareholders of the Fund dated May 31, 1995, including the auditors' report, are incorporated herein by reference.

Appendix

Description of Municipal Bond Ratings:

Moody's

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (-): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA: Municipal bonds rated AAA are highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch

AAA bonds: Considered to be of investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA bonds: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A bonds: Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB bonds: Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB bonds: Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B bonds: Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds: Have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds: Minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds: Imminent default in payment of interest or principal.

DDD, DD and D bonds: Are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus are not used for the AAA and the DDD, DD or D categories.

Rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

Municipal division handles requests from all types of domestic long- and short-term tax-exempt issuers.

Description of Other Investments:

U.S. Government Obligations - are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

Certificates of Deposit - are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

Repurchase Agreements - involve purchase of obligations issued or guaranteed as to interest and principal by the United States government or any agency or instrumentality thereof or any federally-created corporation. At the same time the Fund purchases the security, it resells it to the vendor (a member bank of the Federal Reserve System) and is obligated to redeliver the security to the vendor on an agreed-upon date in the future. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn, at no market risk, a return on cash which is only temporarily available. The Fund's risk is limited to the ability of the vendor to pay an agreed-upon sum upon the delivery date.